Please file this Prospectus Supplement with your records

Lincoln National Bond Fund, Inc.
Lincoln National Managed Fund, Inc.
Prospectus Dated May 1, 1997
Supplement Dated January 1, 1998

Effective January 1, 1998, Tim Policinski is no longer the portfolio manager for the Lincoln National Bond Fund, Inc. He is also no longer manager for the fixed income segment of the Lincoln National Managed Fund, Inc. (fund). Please replace the paragraph regarding Mr. Policinski under the section DESCRIPTION OF THE FUND -- PORTFOLIO MANAGER(S) with the following:

The portfolio manager for the fund is David C. Fischer, Vice President, Lincoln Investments, the advisor to the fund. Mr. Fischer is assuming responsibility for the Bond Fund and the fixed income segment of the Managed Fund on January 1, 1998. He has be a fixed income portfolio generalist for Lincoln Investments since 1993. From 1988 - 1993 he led Lincoln Investment's mortgage-backed and asset-backed trading and portfolio management functions. Mr. Fischer holds a Master's Degree in finance from Indiana University. He is a Chartered Financial Analyst and Certified Public Accountant.



Please file this Prospectus Supplement with your records.

Lincoln National Global Asset Allocation Fund, Inc.
Prospectus Dated May 1, 1997
Supplement Dated January 1, 1998

Effective January 1, 1998, Kenneth J. Taubes is no longer portfolio manager for the U.S. Fixed Income Securities segment of the Lincoln National Global Asset Allocation Fund, Inc. (fund). Please replace the paragraph regarding Mr. Taubes under the section DESCRIPTION OF THE FUND -- PORTFOLIO MANAGER(S) with the following:

David L. Waldman, Managing Director, is responsible for the U.S. Fixed
Income Securities segment of the fund's portfolio.  Mr. Waldman joined
Putnam in 1997. Before that, from 1995 -1997 he was with Lazard Freres Asset Management as a senior vice president and portfolio manager for a multi-billion U.S. dollar taxable investment grade portfolio. From 1988 - 1995 he was with Goldman Sachs Asset Management as a vice president and portfolio manager for several multi-billion U.S. dollar portfolios.